UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10135

Waddell & Reed Advisors Select Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      June 30, 2004

Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Value Fund

CONTENTS

3	President's Letter
5	Dividend Income Fund
21	Value Fund
37	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Income Tax Information
47	Directors & Officers
52	Annual Privacy Notice
54	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Select Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the Waddell & Reed Advisors Select Funds, Inc. current prospectus and current Fund performance information.

President's Letter of
Waddell & Reed Advisors Select Funds

      June 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended June 30, 2004 offered very positive results for many investors. The last half of 2003 showed exceptionally strong economic and market gains, while the first six months of 2004 offered considerably more restrained performance. Overall stock market returns were substantial, with the S&P 500 returning 19.12 percent for the 12-month period. Bonds, in comparison, showed lackluster performance and ended the period relatively flat.

A Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last two quarters of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising more than eight percent from July to September. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, high energy prices, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. Investors also questioned the sustainability of the U.S. economic recovery, but fundamentals during the period were still quite strong. Corporate profits stayed on the upswing, business capital spending increased and consumer confidence was high. Fears of a "jobless recovery" were dissipated with the creation of hundreds of thousands of new jobs each month. (According to the Bureau of Labor Statistics, 1.4 million new jobs were created over the 12 months ended June 30, 2004.) Consumer spending continued to be robust.

The strong economy and expanding job growth led to growing concerns about inflation, and on June 30th, the Federal Reserve Board reacted by raising interest rates for the first time in nearly four years. But the increase was small - a quarter of a percentage point, from 1 percent to 1.25 percent - and the Fed announced that it would likely be "measured" when raising rates in the future.

Onward and Upward?

Looking ahead, we are reasonably optimistic about the economy and the markets. After the unsustainably rapid growth of 2003, which we feel was fueled primarily by the stimulus package of tax cuts and government spending, we think the economy will show slower, but still respectable, growth in the second half of 2004. We see GDP growth in the 3 to 3 1/2 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings. As long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives. Today's front-page news will eventually become back-page news, and we believe that we will enter a new stage and phase of the market. We are strong believers in the idea that fundamentals drive stock prices - and, right now, we think the fundamentals are good.

When it comes to the financial markets, however, the only thing that is certain is uncertainty. That's why we firmly believe that the best way to achieve your long-term financial goals is to adhere to the fundamental principles of investing. Diversifying your portfolio among different asset classes and investment styles can potentially help reduce risk and maximize the potential for return. Investing regularly can lend discipline to your investment program. And knowing your risk tolerance, or how much risk you are comfortable in taking on, can better equip you to handle market fluctuations.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. Focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio managers discuss factors that affected your Fund's performance over the past 12 months and offers an outlook for the future. If you have any questions or comments regarding this report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. Please visit us online at www.waddell.com for the most current month-end performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Select Funds, Inc. and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Manager's Discussion of Dividend Income Fund

      June 30, 2004

An interview with David Ginther, CPA,
portfolio manager of Waddell & Reed Advisors Dividend Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return, but underperformed its benchmark index for the fiscal year. The Fund's Class A shares increased 13.18 percent before the impact of sales load and, with the sales load impact, increased 6.67 percent. This compares with the Russell 1000 Index (generally reflecting the performance of securities that represent the equity income sector of the stock market), which increased 19.48 percent during the same period, and the Lipper Equity Income Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 18.16 percent for the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

The Fund focused on high-quality, large-cap companies with strong cash flow. It was underweight in technology and consumer discretionary stocks due to the low number of large-cap companies that pay dividends in these sectors. Unfortunately, the Fund was negatively affected by the strong performance that came from the more aggressive, lower quality, non-paying dividend stocks.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The most important event affecting the Fund was the tax legislation signed into law by President Bush that reduced the effective tax rate paid on dividends and capital gains from 38.6 percent to 15 percent. We believe that the favorable change in tax rates on dividends will put pressure on companies' managements to increase or initiate dividends. We also believe that dividends will become more important as investors focus on total returns and on companies that pay a higher dividend.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Late last year we started to increase our cyclical exposure due to the economic recovery, as consumer spending remained strong despite little job growth. We increased our weighting in defensive sectors such as health care and financials. The Fund continues to focus on large-cap, dividend-paying growth stocks. We believe that high-quality companies that are leaders in their industry with strong earnings and cash flow will accelerate dividend payouts in the future.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

During the year, we focused on companies with yields equal to or higher than the market. We looked for companies with strong balance sheets and cash flow that we felt could increase their dividend in a slowly improving economy. Areas of emphasis included pharmaceuticals, financials and energy.

Looking forward, we intend to continue to focus on energy and basic-industry cyclicals that we believe will be sensitive to a sustainable economic recovery. We believe that both areas have attractive fundamentals that should benefit from higher capital spending and a full economic recovery next year. We have become more cautious on financials as we anticipate interest rates moving higher. Also, we feel that the presidential election and geopolitical issues in the Middle East will likely become larger factors in determining investment strategy.

In our view, risk to the market includes higher energy prices, inflation and interest rates and their subsequent effects on the consumer. As always, we intend to continue to focus on what we view as large-cap, high quality stocks that can potentially grow their dividend payout.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Dividend Income Fund, Class A Shares (1)	$10,667
Russell 1000 Index	$11,948
Lipper Equity Income Funds Universe Average	$11,816

W&R ADVISORS DIVIDEND INCOME FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004

		W&R ADVISORS		LIPPER EQUITY
		DIVIDEND INCOME FUND		INCOME FUNDS
		CLASS A SHARES	RUSSELL 1000 INDEX	UNIVERSE AVERAGE

6-30	2003	9,425	10,000	10,000
9-30	2003	9,392	10,300	10,184
12-31	2003	10,426	11,563	11,455
3-31	2004	10,492	11,783	11,713
6-30	2004	10,667	11,948	11,816

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

Since inception of Class(3) through 6-30-04	6.67%	7.20%	11.30%	13.58%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. Class Y shares are not subject to sales charges.

(3)

7-1-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF DIVIDEND INCOME FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors Dividend Income Fund had net assets totaling $158,481,753 invested in a diversified portfolio of:

89.69%	Common Stocks
10.31%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Dividend Income Fund, for every $100 you had invested on June 30, 2004, your Fund owned:

Financial Services Stocks	$14.56
Consumer Nondurables Stocks	$13.04
Energy Stocks	$12.49
Technology Stocks	$11.00
Cash and Cash Equivalents	$10.31
Health Care Stocks	$9.76
Utilities Stocks	$6.99
Consumer Services Stocks	$4.62
Capital Goods Stocks	$4.34
Shelter Stocks	$2.99
Miscellaneous Stocks	$2.68
Multi-Industry Stocks	$2.58
Raw Materials Stocks	$2.36
Transportation Stocks	$2.28

The Investments of Dividend Income Fund

June 30, 2004
COMMON STOCKS	Shares	Value

Aircraft - 1.85%
Goodrich Corporation	48,900	$1,580,937
Lockheed Martin Corporation	25,850	1,346,268

		2,927,205

Aluminum - 0.89%
Alcoa Incorporated	42,900	1,416,987

Banks - 3.61%
Bank of America Corporation	29,700	2,513,214
New York Community Bancorp, Inc.	62,550	1,227,857
Wells Fargo & Company	34,400	1,968,712

		5,709,783

Beverages - 4.00%
Anheuser-Busch Companies, Inc.	22,650	1,223,100
Coca-Cola Company (The)	55,200	2,786,496
Diageo plc, ADR	42,600	2,332,350

		6,341,946

Business Equipment and Services - 1.48%
Genuine Parts Company	59,300	2,353,024

Capital Equipment - 3.57%
Caterpillar Inc.	32,350	2,569,884
Deere & Company	44,000	3,086,160

		5,656,044

Chemicals - Petroleum and Inorganic - 1.47%
Dow Chemical Company (The)	27,900	1,135,530
du Pont (E.I.) de Nemours and Company	26,750	1,188,235

		2,323,765

Communications Equipment - 1.01%
Cisco Systems, Inc.*	67,200	1,592,976

Computers - Main and Mini - 1.47%
International Business Machines Corporation	26,450	2,331,567

Computers - Peripherals - 4.46%
Microsoft Corporation	136,700	3,904,835
SAP Aktiengesellschaft, ADR	75,800	3,169,198

		7,074,033

Electrical Equipment - 0.77%
Emerson Electric Co.	19,250	1,223,337

Electronic Components - 2.21%
Microchip Technology Incorporated	76,150	2,395,298
Texas Instruments Incorporated	46,100	1,114,698

		3,509,996

Finance Companies - 3.16%
Fannie Mae	30,550	2,180,048
SLM Corporation	69,750	2,821,387

		5,001,435

Food and Related - 1.47%
ConAgra Foods, Inc.	86,000	2,328,880

Health Care - Drugs - 5.04%
Abbott Laboratories	55,950	2,280,522
Eli Lilly and Company	34,100	2,383,931
Pfizer Inc.	96,750	3,316,590

		7,981,043

Health Care - General - 3.08%
Boston Scientific Corporation*	63,500	2,717,800
Wyeth	59,950	2,167,792

		4,885,592

Hospital Supply and Management - 1.64%
Medtronic, Inc.	53,500	2,606,520

Hotels and Gaming - 3.16%
Mandalay Resort Group	24,250	1,664,520
Starwood Hotels & Resorts Worldwide, Inc.	74,600	3,345,810

		5,010,330

Household - General Products - 3.77%
Clorox Company (The)	34,650	1,863,477
Colgate-Palmolive Company	38,600	2,256,170
Procter & Gamble Company (The)	33,950	1,848,238

		5,967,885

Insurance - Property and Casualty - 1.21%
MGIC Investment Corporation	25,250	1,915,465

Multiple Industry - 2.58%
General Electric Company	126,000	4,082,400

Petroleum - International - 6.35%
Anadarko Petroleum Corporation	56,450	3,307,970
Burlington Resources Inc.	62,400	2,257,632
Exxon Mobil Corporation	101,250	4,496,512

		10,062,114

Petroleum - Services - 6.14%
BJ Services Company*	40,100	1,838,184
Baker Hughes Incorporated	59,450	2,238,293
Patterson-UTI Energy, Inc.	78,600	2,618,559
Schlumberger Limited	47,700	3,029,427

		9,724,463

Publishing - 1.46%
Knight-Ridder, Inc.	32,200	2,318,400

Real Estate Investment Trust - 2.99%
Equity Office Properties Trust	42,250	1,149,200
Maguire Properties, Inc.	27,300	676,221
ProLogis	36,350	1,196,642
Simon Property Group, Inc.	33,500	1,722,570

		4,744,633

Retail - General Merchandise - 1.20%
May Department Stores Company (The)	69,250	1,903,683

Savings and Loans - 0.62%
Capitol Federal Financial	32,850	982,872

Security and Commodity Brokers - 5.96%
Chicago Mercantile Exchange Holdings Inc.	27,800	4,013,486
Goldman Sachs Group, Inc. (The)	19,400	1,826,704
Merrill Lynch & Co., Inc.	34,250	1,848,815
Morgan Stanley	33,300	1,757,241

		9,446,246

Tobacco - 3.80%
Altria Group, Inc.	72,500	3,628,625
R.J. Reynolds Tobacco Holdings, Inc.	35,500	2,399,445

		6,028,070

Trucking and Shipping - 2.28%
United Parcel Service, Inc., Class B	48,050	3,611,919

Utilities - Electric - 2.36%
Dominion Resources, Inc.	29,100	1,835,628
Westar Energy, Inc.	96,025	1,911,858

		3,747,486

Utilities - Gas and Pipeline - 1.75%
Kinder Morgan, Inc.	46,800	2,774,772

Utilities - Telephone - 2.88%
SBC Communications Inc.	74,950	1,817,538
Verizon Communications Inc.	47,150	1,706,359
Vodafone Group Plc, ADR	47,050	1,039,805

		4,563,702

TOTAL COMMON STOCKS - 89.69%		$142,148,573

(Cost: $133,063,691)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Capital Equipment - 3.16%
John Deere Finance SA
(Deere (John) Capital Corporation),
1.3%, 7-12-04	$5,000	4,998,014

Electrical Equipment - 3.15%
W.W. Grainger, Inc.,
1.2%, 7-26-04	5,000	4,995,833

Finance Companies - 1.26%
PACCAR Financial Corp.,
1.19%, 7-12-04	2,000	1,999,273

Food and Related - 1.26%
Nestle Capital Corp.,
1.13%, 7-2-04	2,000	1,999,937

Forest and Paper Products - 0.16%
Sonoco Products Co.,
1.6%, 7-1-04	257	257,000

Multiple Industry - 3.16%
Detroit Edison Co.,
1.12%, 7-1-04	5,000	5,000,000

TOTAL SHORT-TERM SECURITIES - 12.15%		$19,250,057

(Cost: $19,250,057)

TOTAL INVESTMENT SECURITIES - 101.84%		$161,398,630

(Cost: $152,313,748)

LIABILIITES, NET OF CASH AND OTHER ASSETS - (1.84%)		(2,916,877)

NET ASSETS - 100.00%		$158,481,753

Notes to Schedule of Investments

*	No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

DIVIDEND INCOME FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $152,314) (Notes 1 and 3)	$161,399
Cash	1
Receivables:
Fund shares sold	1,169
Dividends and interest	235
Prepaid and other assets	14

Total assets	162,818

LIABILITIES
Payable for investment securities purchased	4,091
Payable to Fund shareholders	156
Accrued shareholder servicing (Note 2)	38
Accrued service fee (Note 2)	25
Accrued accounting and administrative services fees (Note 2)	6
Accrued management fee (Note 2)	3
Accrued distribution fee (Note 2)	1
Other	16

Total liabilities	4,336

Total net assets	$158,482

NET ASSETS
$0.001 par value capital stock:
Capital stock	$14
Additional paid-in capital	148,814
Accumulated undistributed income:
Accumulated undistributed net investment income	135
Accumulated undistributed net realized gain on investment transactions	434
Net unrealized appreciation in value of investments	9,085

Net assets applicable to outstanding units of capital	$158,482

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.26
Class B	$11.22
Class C	$11.23
Class Y	$11.26
Capital shares outstanding:
Class A	11,735
Class B	918
Class C	685
Class Y	740
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations

DIVIDEND INCOME FUND
For the Period from July 1, 2003(1) through June 30, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $6)	$1,766
Interest and amortization	104

Total income	1,870

Expenses (Note 2):
Investment management fee	583
Shareholder servicing:
Class A	183
Class B	25
Class C	16
Class Y	2
Service fee:
Class A	175
Class B	16
Class C	11
Distribution fee:
Class A	5
Class B	47
Class C	34
Registration fees	73
Accounting and administrative services fees	46
Custodian fees	15
Legal fees	8
Audit fees	4
Other	24

Total	1,267
Less voluntary waiver of investment management fee (Note 2)	(10)

Total expenses	1,257

Net investment income	613

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	434
Unrealized appreciation in value of investments during the period	9,085

Net gain on investments	9,519

Net increase in net assets resulting from operations	$10,132

(1)Commencement of operations of the Fund.

See Notes to Financial Statements.

Statement of Changes in Net Assets

DIVIDEND INCOME FUND
For the Period from July 1, 2003(1) through June 30, 2004
(In Thousands)

INCREASE IN NET ASSETS
Operations:
Net investment income	$613
Realized net gain on investments	434
Unrealized appreciation	9,085

Net increase in net assets resulting from operations	10,132

Distributions to shareholders from (Note 1E):(2)
Net investment income:
Class A	(455)
Class B	-
Class C	-
Class Y	(23)
Realized gains on investment transactions:
Class A	-
Class B	-
Class C	-
Class Y	-

(478)

Capital share transactions (Note 5)	146,828

Total increase	156,482
NET ASSETS
Beginning of period	2,000

End of period	$158,482

Undistributed net investment income	$135

(1)Commencement of operations of the Fund.
(2)See "Financial Highlights" on pages 17 - 20.

See Notes to Financial Statements.

Financial Highlights

DIVIDEND INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

For the period from 7-1-03(1) to 6-30-04

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	1.25

Total from investment operations	1.32

Less distributions from:
Net investment income	(0.06)
Capital gains	(0.00)

Total distributions	(0.06)

Net asset value, end of period	$11.26

Total return(2)	13.18%
Net assets, end of period (in millions)	$132
Ratio of expenses to average net assets including voluntary expense waiver	1.40%
Ratio of net investment income to average net assets including voluntary expense waiver	0.84%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.41%
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.83%
Portfolio turnover rate	27%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights

DIVIDEND INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

For the period from 7-1-03(1) to 6-30-04

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.00)*
Net realized and unrealized gain on investments	1.22

Total from investment operations	1.22

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$11.22

Total return	12.20%
Net assets, end of period (in millions)	$10
Ratio of expenses to average net assets including voluntary expense waiver	2.30%
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.06%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.31%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.07%
Portfolio turnover rate	27%

   *Not shown due to rounding.
(1)Commencement of operations of the class.

See Notes to Financial Statements.

Financial Highlights

DIVIDEND INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

For the period from 7-1-03(1) to 6-30-04

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.00)*
Net realized and unrealized gain on investments	1.23

Total from investment operations	1.23

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$11.23

Total return	12.30%
Net assets, end of period (in millions)	$8
Ratio of expenses to average net assets including voluntary expense waiver	2.24%
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.00%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.25%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.01%
Portfolio turnover rate	27%

   *Not shown due to rounding.
(1)Commencement of operations of the class.

See Notes to Financial Statements.

Financial Highlights

DIVIDEND INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

For the period from 7-1-03(1) to 6-30-04

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	1.28

Total from investment operations	1.35

Less distributions from:
Net investment income	(0.09)
Capital gains	(0.00)

Total distributions	(0.09)

Net asset value, end of period	$11.26

Total return	13.58%
Net assets, end of period (in millions)	$8
Ratio of expenses to average net assets including voluntary expense waiver	1.01%
Ratio of net investment income to average net assets including voluntary expense waiver	1.03%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.02%
Ratio of net investment income to average net assets excluding voluntary expense waiver	1.02%
Portfolio turnover rate	27%

(1)Commencement of operations of the class.

See Notes to Financial Statements.

Manager's Discussion of Value Fund

      June 30, 2004

An interview with Matthew T. Norris, CFA,
portfolio manager of Waddell & Reed AdvisorsValue Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund showed a strong return for the period, but underperformed its benchmark index. The Class A shares of the Fund increased 21.04 percent before the impact of sales load and, with the sales load impact, increased 14.08 percent. This compares with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which increased 21.15 percent during the period, and the Lipper Multi-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 21.70 percent during the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

The Fund lagged the benchmark during the beginning of the period because it held a large portion of cash holdings in a rising market. The cash was fully invested by late 2003, which helped performance during the last half of the period. The positive performance was largely driven by quality stock selection and not by sector or market timing investments. We select equities that we believe are inexpensive in relation to the value of a company's business. We look at longer term, normal earnings power and not short-term trends.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The Fund was well represented in the market's leading sectors of industrials, energy and basic materials. Weaker areas were health care and telecommunications, where the portfolio avoided owning stocks with significant underperformance. As economic growth accelerated from the slower rates of 2002, the cyclical areas of the market performed best. More recently, however, we have been selling some of the Fund's cyclical holdings as they reach our price targets. More and more stable names are now appearing attractive, and this, to us, makes intuitive sense. We think it is unlikely the U.S. economy can continue its rapid growth rates, and as the economy slows, those companies that can generate earnings growth regardless of macroeconomic factors will, in our view, have stock prices that outperform.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The portfolio strategy has been to select investments on a company by company basis, and not to make specific economic bets. This management philosophy has not changed. We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities. The additional tenets of long-term investing, maintaining a consistent approach, and portfolio diversification also remain unchanged. We continue to believe this is the best way to achieve strong, consistent returns over a full market cycle.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The investment process is currently identifying what we feel are more attractive names in the industrials area, while the portfolio is underweight financials. Going forward, our view of the equity markets is one of muted optimism. As the tug of war between strong corporate earnings and economic concerns takes place, the equity markets generally exhibit above-average volatility. We remind shareholders that typically the most successful investors have a long-term point of view. Accordingly, we intend to continue to execute our strategy of purchasing what we see as undervalued stocks in high-quality companies.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Value Fund, Class A Shares(1)	$11,237
Russell 1000 Value Index(2)	$10,776
Lipper Multi-Cap Value Funds Universe Average(2)	$11,187

W&R ADVISORS VALUE FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004

				LIPPER
		W&R ADVISORS		MULTI-CAP
		VALUE FUND	RUSSELL 1000	VALUE FUNDS
		CLASS A SHARES	VALUE INDEX	UNIVERSE AVERAGE

12-15-2000		9,425
12-31	2000	9,453	10,000	10,000
6-30	2001	10,198	9,869	10,210
6-30	2002	9,352	8,988	9,223
6-30	2003	9,284	8,895	9,192
6-30	2004	11,237	10,776	11,187

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)

Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of January 1, 2001.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y

1-year period ended 6-30-04	14.08%	16.00%	20.02%	21.74%
Since inception of Class(4) through 6-30-04	3.35%	3.30%	4.20%	5.57%

(3)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)

12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF VALUE FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors Value Fund had net assets totaling $493,887,041 invested in a diversified portfolio of:

99.23%	Common Stocks
0.77%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Value Fund, for every $100 you had invested on
June 30, 2004, your Fund owned:

Financial Services Stocks	$30.08
Technology Stocks	$11.06
Utilities Stocks	$10.64
Energy Stocks	$9.20
Consumer Services Stocks	$8.14
Consumer Nondurables Stocks	$6.93
Health Care Stocks	$6.01
Retail Stocks	$3.86
Capital Goods Stocks	$3.80
Raw Materials Stocks	$3.27
Shelter Stocks	$2.37
Business Equipment and Services Stocks	$2.16
Miscellaneous Stocks	$1.71
Cash and Cash Equivalents	$0.77

The Investments of Value Fund

June 30, 2004
COMMON STOCKS	Shares	Value

Air Transporation - 0.54%
Northwest Airlines Corporation*	238,000	$2,645,370

Aircraft - 2.62%
Lockheed Martin Corporation	148,700	7,744,296
Northrop Grumman Corporation	96,800	5,198,160

		12,942,456

Aluminum - 0.82%
Alcan Inc.	97,600	4,040,640

Banks - 12.58%
Bank of America Corporation	234,735	19,863,276
Bank One Corporation	120,800	6,160,800
Citigroup Inc. (A)	352,400	16,386,600
National City Corporation	170,700	5,976,207
U.S. Bancorp	134,000	3,693,040
Wachovia Corporation	80,800	3,595,600
Wells Fargo & Company	113,000	6,466,990

		62,142,513

Beverages - 3.60%
Coca-Cola Company (The)	91,900	4,639,112
Coca-Cola Enterprises Inc.	135,800	3,936,842
Constellation Brands, Inc. (A)	126,500	4,696,945
Diageo plc, ADR	82,000	4,489,500

		17,762,399

Broadcasting - 2.15%
Liberty Media Corporation, Class A*	365,000	3,281,350
Viacom Inc., Class B (A)	205,900	7,354,748

		10,636,098

Business Equipment and Services - 2.16%
Office Depot, Inc.*	318,200	5,698,962
Waste Management, Inc.	161,500	4,949,975

		10,648,937

Capital Equipment - 2.98%
Illinois Tool Works Inc. (A)	86,500	8,294,485
Ingersoll-Rand Company Limited, Class A	93,800	6,407,478

		14,701,963

Chemicals - Petroleum and Inorganic - 1.95%
Dow Chemical Company (The)	114,600	4,664,220
du Pont (E.I.) de Nemours and Company	111,900	4,970,598

		9,634,818

Chemicals - Specialty - 0.50%
Air Products and Chemicals, Inc.	46,900	2,459,905

Communications Equipment - 2.30%
Comverse Technology, Inc.*	277,500	5,508,375
Foundry Networks, Inc.*	414,900	5,843,866

		11,352,241

Computers - Main and Mini - 1.96%
Hewlett-Packard Company	235,900	4,977,490
International Business Machines Corporation	53,500	4,716,025

		9,693,515

Computers - Peripherals - 2.72%
Amdocs Limited*	204,900	4,800,807
Check Point Software Technologies Ltd.*	151,800	4,087,974
Oracle Corporation*	378,000	4,530,330

		13,419,111

Containers - 0.54%
Pactiv Corporation*	107,100	2,671,074

Electrical Equipment - 0.82%
Emerson Electric Co.	63,400	4,029,070

Electronic Components - 1.46%
Motorola, Inc.	185,600	3,387,200
Texas Instruments Incorporated	158,100	3,822,858

		7,210,058

Finance Companies - 5.87%
Countrywide Financial Corporation (A)	96,150	6,754,537
Fannie Mae	138,300	9,869,088
Freddie Mac	195,300	12,362,490

		28,986,115

Food and Related - 1.01%
Unilever N.V., NY Shares	72,600	4,973,826

Forest and Paper Products - 0.73%
International Paper Company	80,900	3,616,230

Furniture and Furnishings - 1.64%
Masco Corporation	259,200	8,081,856

Health Care - Drugs - 3.62%
Abbott Laboratories	113,200	4,614,032
Merck & Co., Inc.	102,600	4,873,500
Pfizer Inc.	63,100	2,163,068
Shire Pharmaceuticals Group plc, ADR*	233,200	6,232,270

		17,882,870

Hospital Supply and Management - 2.39%
PacifiCare Health Systems, Inc.*	305,100	11,795,166

Insurance - Property and Casualty - 4.20%
Allstate Corporation (The)	79,600	3,705,380
American International Group, Inc. (A)	79,350	5,656,068
Assurant, Inc.	282,300	7,447,074
St. Paul Companies, Inc. (The)*	97,483	3,951,961

		20,760,483

Leisure Time Industry - 2.49%
Brunswick Corporation	119,200	4,863,360
Cendant Corporation	303,900	7,439,472

		12,302,832

Motion Pictures - 2.82%
News Corporation Limited (The), ADR	226,800	7,457,184
Time Warner Inc.*	368,500	6,478,230

		13,935,414

Multiple Industry - 1.17%
General Electric Company	178,000	5,767,200

Petroleum - International - 8.70%
ChevronTexaco Corporation	79,700	7,500,567
ConocoPhillips	61,100	4,661,319
Devon Energy Corporation	100,400	6,626,400
Exxon Mobil Corporation	544,600	24,185,686

		42,973,972

Petroleum - Services - 0.50%
Baker Hughes Incorporated	66,200	2,492,430

Publishing - 0.68%
Gannett Co., Inc.	39,700	3,368,545

Restaurants - 1.10%
CKE Restaurants, Inc.*	406,300	5,415,979

Retail - General Merchandise - 1.74%
Costco Wholesale Corporation (A)	85,800	3,531,528
Dollar General Corporation	258,300	5,052,348

		8,583,876

Retail - Specialty Stores - 1.02%
Abercrombie & Fitch Co., Class A (A)	130,700	5,064,625

Security and Commodity Brokers - 7.43%
American Express Company	70,900	3,642,842
Goldman Sachs Group, Inc. (The)	49,900	4,698,584
Merrill Lynch & Co., Inc.	97,500	5,263,050
Morgan (J.P.) Chase & Co.	234,300	9,083,811
Morgan Stanley	72,000	3,799,440
Prudential Financial, Inc.	220,100	10,228,047

		36,715,774

Tobacco - 1.78%
Altria Group, Inc.	175,500	8,783,775

Utilities - Electric - 4.24%
Dominion Resources, Inc.	103,000	6,497,240
Entergy Corporation	101,900	5,707,419
PPL Corporation	109,700	5,035,230
Pepco Holdings, Inc.	202,900	3,709,012

		20,948,901

Utilities - Gas and Pipeline - 0.92%
Kinder Morgan, Inc.	76,800	4,553,472

Utilities - Telephone - 5.48%
CenturyTel, Inc.	165,900	4,983,636
SBC Communications Inc.	142,900	3,465,325
Sprint Corporation	395,300	6,957,280
Verizon Communications Inc.	210,100	7,603,519
Vodafone Group Plc, ADR	183,500	4,055,350

		27,065,110

TOTAL COMMON STOCKS - 99.23%		$490,058,619

(Cost: $435,394,165)

TOTAL SHORT-TERM SECURITIES - 1.26%		$6,232,379

(Cost: $6,232,379)

TOTAL INVESTMENT SECURITIES - 100.49%		$496,290,998

(Cost: $441,626,544)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.49%)		(2,403,957)

NET ASSETS - 100.00%		$493,887,041

Notes to Schedule of Investments

*	No dividends were paid during the preceding 12 months.
(A)	Securities serve as cover for the following written call options outstanding at June 30, 2004. (See Note 6 to financial statements):
	Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

	American International Group, Inc.	325	July/75	$51,012	$4,875
	Constellation Brands, Inc.	632	July/35	41,080	145,360
	Countrywide Financial Corporation	960	July/69	89,280	244,800
	Costco Wholesale Corporation	429	July/39	22,308	99,356
	Illinois Tool Works Inc.	258	July/95	43,085	51,600

				$246,765	$545,991

	In addition to the above written call options, the following written put options were outstanding as of June 30, 2004. (See Note 6 to financial statements):
	Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

	Abercrombie & Fitch Co., Class A	647	August/32.5	$34,471	$16,175
	SLM Corporation	337	July/35	13,143	843
	Viacom Inc., Class B	620	July/35	31,309	21,700

				$78,923	$38,718

	See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
	See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

VALUE FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $441,627) (Notes 1 and 3)	$496,291
Receivables:
Investment securities sold	5,188
Fund shares sold	1,211
Dividends and interest	466
Prepaid and other assets	8

Total assets	503,164

LIABILITIES
Payable for investment securities purchased	7,403
Payable to Fund shareholders	984
Outstanding written options - at value (premium received - $326)(Note 6)	585
Accrued shareholder servicing (Note 2)	179
Accrued service fee (Note 2)	78
Accrued accounting and administrative services fees (Note 2)	11
Accrued management fee (Note 2)	9
Accrued distribution fee (Note 2)	5
Other	23

Total liabilities	9,277

Total net assets	$493,887

NET ASSETS
$0.001 par value capital stock:
Capital stock	$42
Additional paid-in capital	451,263
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	964
Accumulated undistributed net realized loss on investment transactions	(12,787)
Net unrealized appreciation in value of securities	54,664
Net unrealized depreciation in value of written options	(259)

Net assets applicable to outstanding units of capital	$493,887

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.77
Class B	$11.52
Class C	$11.57
Class Y	$11.80
Capital shares outstanding:
Class A	34,114
Class B	4,263
Class C	1,900
Class Y	1,796
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations

VALUE FUND
For the Fiscal Year Ended June 30, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $23)	$8,117
Interest and amortization	221

Total income	8,338

Expenses (Note 2):
Investment management fee	2,931
Shareholder servicing:
Class A	1,215
Class B	248
Class C	96
Class Y	28
Service fee:
Class A	813
Class B	106
Class C	49
Distribution fee:
Class A	34
Class B	317
Class C	146
Accounting and administrative services fees	129
Audit fees	21
Custodian fees	20
Legal fees	14
Other	181

Total expenses	6,348

Net investment income	1,990

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	41,815
Realized net gain on written options	663
Realized net loss on purchased options	(28)

Realized net gain on investments	42,450

Unrealized appreciation in value of securities during the period	31,504
Unrealized depreciation in value of written options during the period	(259)

Unrealized appreciation in value of investments during the period	31,245

Net gain on investments	73,695

Net increase in net assets resulting from operations	$75,685

See Notes to Financial Statements.

Statement of Changes in Net Assets

VALUE FUND
(In Thousands)

	For the fiscal year ended June 30,

	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,990	$1,421
Realized net gain (loss) on investments	42,450	(34,620)
Unrealized appreciation	31,245	28,041

Net increase (decrease) in net assets resulting from operations	75,685	(5,158)

Distributions to shareholders from net investment income (Note 1E):(1)
Class A	(1,568)	(1,282)
Class B	-	-
Class C	-	-
Class Y	(183)	(110)

	(1,751)	(1,392)

Capital share transactions (Note 5)	79,509	241

Total increase (decrease)	153,443	(6,309)
NET ASSETS
Beginning of period	340,444	346,753

End of period	$493,887	$340,444

Undistributed net investment income	$964	$725

(1)See "Financial Highlights" on pages 33 - 36.

See Notes to Financial Statements.

Financial Highlights

VALUE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 12-15-00(1) through
	2004	2003	2002	6-30-01

Net asset value, beginning of period	$9.77	$9.89	$10.82	$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.05	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.99	(0.12)	(0.92)	0.79

Total from investment operations	2.05	(0.07)	(0.90)	0.82

Less distributions from net investment income	(0.05)	(0.05)	(0.03)	(0.00)

Net asset value, end of period	$11.77	$9.77	$9.89	$10.82

Total return(2)	21.04%	-0.73%	-8.30%	8.20%
Net assets, end of period (in millions)	$402	$274	$286	$109
Ratio of expenses to average net assets including voluntary expense waiver	1.40%	1.45%	1.39%	1.47	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	0.60%	0.58%	0.53%	1.17	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	- (4)	- (4)	1.50	%(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (4)	- (4)	- (4)	1.14	%(3)
Portfolio turnover rate	92%	118%	60%	10%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

VALUE FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 12-15-00(1) through
	2004	2003	2002	6-30-01

Net asset value, beginning of period	$9.60	$9.78	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) on investments	1.95	(0.14)	(0.95)	0.77

Total from investment operations	1.92	(0.18)	(0.99)	0.77

Less distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$11.52	$9.60	$9.78	$10.77

Total return	20.00%	-1.84%	-9.19%	7.70%
Net assets, end of period (in millions)	$49	$34	$33	$13
Ratio of expenses to average net assets including voluntary expense waiver	2.39%	2.49%	2.36%	2.42	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.39%	-0.46%	-0.45%	0.14	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	2.46	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	0.10	%(2)
Portfolio turnover rate	92%	118%	60%	10%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

VALUE FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 12-15-00(1) through
	2004	2003	2002	6-30-01

Net asset value, beginning of period	$9.64	$9.80	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	1.96	(0.13)	(0.94)	0.76

Total from investment operations	1.93	(0.16)	(0.97)	0.77

Less distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$11.57	$9.64	$9.80	$10.77

Total return	20.02%	-1.73%	-8.91%	7.70%
Net assets, end of period (in millions)	$22	$17	$19	$9
Ratio of expenses to average net assets including voluntary expense waiver	2.29%	2.34%	2.20%	2.25	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.29%	-0.31%	-0.29%	0.39	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	2.29	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	0.36	%(2)
Portfolio turnover rate	92%	118%	60%	10%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

VALUE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 12-15-00(1) through
	2004	2003	2002	6-30-01

Net asset value, beginning of period	$9.79	$9.91	$10.84	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.09	0.01	0.07
Net realized and unrealized gain (loss) on investments	2.01	(0.12)	(0.87)	0.77

Total from investment operations	2.12	(0.03)	(0.86)	0.84

Less distributions from net investment income	(0.11)	(0.09)	(0.07)	(0.00)

Net asset value, end of period	$11.80	$9.79	$9.91	$10.84

Total return	21.74%	-0.37%	-7.85%	8.40%
Net assets, end of period (in millions)	$21	$15	$9	$1
Ratio of expenses to average net assets including voluntary expense waiver	0.93%	0.94%	0.95%	1.11	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.06%	1.09%	0.97%	1.77	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	1.13	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	1.75	%(2)
Portfolio turnover rate	92%	118%	60%	10%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2004

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Select Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues two series of capital shares; each series represents ownership of a separate mutual fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

However, WRIMCO has volutarily agreed to waive its management fee on any day if a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. During the period ended June 30, 2004 WRIMCO voluntarily waived $10,180 for Dividend Income Fund.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each Fund. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a monthly per account charge for shareholder servicing. The monthly fee is as follows: Dividend Income Fund - $1.5792 for each shareholder account which was in existence at any time during the prior month; Value Fund - $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended June 30, 2004, W&R received the following amounts in gross sales commissions and deferred sales charges.

	Gross Sales Commissions	CDSC
		Class B	Class C

Dividend Income Fund	$1,638,377	$7,081	$1,185
Value Fund	1,842,044	101,785	2,185

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended June 30, 2004, W&R paid the following amounts: Dividend Income Fund - $1,105,362 and Value Fund - $1,228,530.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Corporation paid Directors' fees of $19,043, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the period ended June 30, 2004 are summarized as follows:

	Dividend Income Fund	Value Fund
Purchases of investment securities, excluding short-term and U.S. Government securities	$154,258,955	$494,417,654
Purchases of short-term securities	1,073,028,056	904,218,640
Purchases of options	-	28,375
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. Government securities	21,616,891	365,392,663
Proceeds from maturities and sales of short-term securities	1,053,859,709	950,361,723
Proceeds from options	-	-

For Federal income tax purposes, cost of investments owned at June 30, 2004 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Dividend Income Fund	$152,339,515	$10,666,379	$1,607,264	$9,059,115
Value Fund	441,659,033	56,245,100	1,613,135	54,631,965

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2004 and the related capital loss carryover and post-October activity were as follows:

	Dividend Income Fund	Value Fund

Net ordinary income	$1,062,767	$1,994,817
Distributed ordinary income	478,005	1,750,660
Undistributed ordinary income	584,762	973,714

Realized long-term capital gains	9,490	-
Distributed long-term capital gains	-	-
Undistributed long-term capital gains	9,490	-

Capital loss carryover	-	-

Post-October losses deferred	-	-

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Dividend Income Fund	Value Fund

June 30, 2011	$-	$12,754,996

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal period ended June 30, 2004 are summarized below. Amounts are in thousands.

	Dividend Income Fund	Value Fund

Shares issued from sale of shares:
Class A	12,662	12,950
Class B	929	1,277
Class C	694	707
Class Y	697	469
Shares issued from reinvestment of dividend:
Class A	41	141
Class B	-	-
Class C	-	-
Class Y	2	17
Shares redeemed:
Class A	(1,018)	(7,069)
Class B	(61)	(614)
Class C	(59)	(534)
Class Y	(9)	(211)

Increase in outstanding capital shares	13,878	7,133

Value issued from sale of shares:
Class A	$134,074	$143,491
Class B	9,760	13,804
Class C	7,337	7,686
Class Y	7,743	5,150
Value issued from reinvestment of dividend:
Class A	444	1,550
Class B	-	-
Class C	-	-
Class Y	23	183
Value redeemed:
Class A	(11,146)	(77,676)
Class B	(665)	(6,615)
Class C	(641)	(5,732)
Class Y	(101)	(2,332)

Increase in outstanding capital	$146,828	$79,509

Transactions in capital stock for the fiscal period ended June 30, 2003 are summarized below. Amounts are in thousands.

Value Fund

Shares issued from sale of shares:
Class A	9,964
Class B	1,186
Class C	791
Class Y	719
Shares issued from reinvestment of dividend:
Class A	139
Class B	-
Class C	-
Class Y	12
Shares redeemed:
Class A	(10,899)
Class B	(990)
Class C	(973)
Class Y	(115)

Decrease in outstanding capital shares	(166)

Value issued from sale of shares:
Class A	$90,572
Class B	10,584
Class C	7,146
Class Y	6,497
Value issued from reinvestment of dividend:
Class A	1,266
Class B	-
Class C	-
Class Y	109
Value redeemed:
Class A	(97,577)
Class B	(8,721)
Class C	(8,614)
Class Y	(1,021)

Increase in outstanding capital	$241

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Value Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2003	-	$-
Options written	11,724	1,014,245
Options terminated in closing purchase transactions	(3,234)	(279,105)
Options exercised	(1,705)	(155,353)
Options expired	(4,181)	(333,022)

Outstanding at June 30, 2004	2,604	$246,765

For Value Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2003	-	$-
Options written	11,236	285,435
Options terminated in closing purchase transactions	-	-
Options exercised	(2,029)	(40,580)
Options expired	(7,603)	(165,932)

Outstanding at June 30, 2004	1,604	$78,923

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Select Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Dividend Income Fund and Waddell & Reed Advisors Value Fund (collectively the "Funds"), the mutual funds comprising Waddell & Reed Advisors Select Funds, Inc. as of June 30, 2004, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended (for the fiscal year ended June 30, 2004 for Waddell & Reed Advisors Dividend Income Fund), and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Waddell & Reed Advisors Select Funds, Inc. as of June 30, 2004, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended (for the fiscal year ended June 30, 2004 for Waddell & Reed Advisors Dividend Income Fund), and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2004

Income Tax Information

The amounts of the dividends below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Dividend Income Fund Class A
9-10-03	$0.0050	$0.0050	$-	$-	$0.0050	$-	$-
12-17-03	0.0260	0.0260	-	-	0.0260	-	-
3-10-04	0.0100	0.0100	-	-	0.0100	-	-
6-16-04	0.0150	0.0150	-	-	0.0150	-	-

	$0.0560	$0.0560	$-	$-	$0.0560	$-	$-

Dividend Income Fund Class Y
9-10-03	$0.0120	$0.0120	$-	$-	$0.0120	$-	$-
12-17-03	0.0360	0.0360	-	-	0.0360	-	-
3-10-04	0.0210	0.0210	-	-	0.0210	-	-
6-16-04	0.0250	0.0250	-	-	0.0250	-	-

	$0.0940	$0.0940	$-	$-	$0.0940	$-	$-

Value Fund Class A
12-17-03	$0.0520	$0.0515	$0.0005	$-	$0.0520	$-	$-

Value Fund Class Y
12-17-03	$0.1100	$0.1090	$0.0010	$-	$0.1100	$-	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Select Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 2000
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 2000
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 2000
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 2000; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 2000
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70 Director and Chairman of the Board of Directors since: 2000
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

Officers

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 4 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of a Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

__________________________________________

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1024A (6-04)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2003	$19,100
		2004	28,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2003	$1,250
		2004	1,500

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2003	$1,840
		2004	2,400

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2003	$934
		2004	551

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,024 and $4,451 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $108,875 and $149,072 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Select Funds, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date September 13, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date September 13, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 13, 2004